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                           COLUMBIA FUNDS SERIES TRUST
                        COLUMBIA SMALL CAP GROWTH FUND II

                                  (THE "FUND")

                          SUPPLEMENT DATED MAY 5, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005

            *IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY*

1. This supplement contains important information about matters recently approved by the Board of Trustees of Columbia Funds Series Trust (the "Board"). The Board has approved a change in the investment policy of the Columbia Small Cap Growth Master Portfolio (the "Master Portfolio") relating to the basis for determining the market capitalization limits of companies in which the Master Portfolio may invest. The Master Portfolio currently has an investment policy to invest, under normal circumstances, at least 80% of its assets in companies with a market capitalization of $2 billion or less. Under the revised policy, under normal market conditions, the Master Portfolio will invest at least 80% of its net assets in companies whose market capitalizations are within the Russell 2000 Growth Index at the time of purchase. This change in investment policy is effective August 1, 2006. To reflect this change in investment policy, effective August 1, 2006, the sentence that begins "Under normal circumstances" in the description of the Fund's principal investment strategies in the prospectuses for all share classes of the Fund will be replaced with the following:

            - Under normal circumstances, the Master Portfolio will invest at least 80% of its assets in companies whose market capitalizations are within the range of companies within the Russell 2000 Growth Index at the time of purchase. As of April 28, 2006, the market capitalization of companies within the Russell 2000 Growth Index ranged from $33 million to $5 billion.

2. Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented as follows:

            By changing the description of the Fund's principal investment strategies to reflect the following:

            - The Master Portfolio may invest up to 20% of its assets in foreign securities.

            By adding the following bullet point to the description of the Fund's principal investment risks:

            - FOREIGN INVESTMENT RISK - Because the Master Portfolio may invest up to 20% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.

 INT-47/110643-0506